EXHIBIT 99.1

FUSE MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On December 29, 2017, Fuse Medical, Inc. (the “Company”) completed the previously-announced acquisition of CPM Medical Consultants, LLC (“CPM”), a Texas limited liability company, pursuant to that certain Purchase Agreement, by and between the Company and NC 143 Family Holdings, LP, dated December 15, 2017, whereby the Company would purchase all of the outstanding membership interests of CPM, as disclosed in the Company’s Form 8-K filed on December 19, 2017 (the “Merger”).  CPM is now a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the Merger. These unaudited pro forma condensed combined financial statements are derived from the historical consolidated financial statements of the Company and CPM (the “Combined Company”). These financial statements have been adjusted as described in the notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet, combines the historical consolidated balance sheets of the Combined Company, has been prepared assuming the Merger closed on September 30, 2017. The unaudited pro forma condensed combined statement of operations combines the historical consolidated statements of operations of the Combined Company. The unaudited pro forma condensed combined statement of operations has been prepared assuming the Merger closed on January 1, 2016.

The Company has prepared the unaudited pro forma condensed combined financial statements based on available information using assumptions that it believes are reasonable. These unaudited pro forma condensed combined financial statements are being provided for informational purposes only and do not claim to represent the Company’s actual financial position or results of operations had the Merger occurred on that date specified nor do they project the Company’s results of operations or financial position for any future period or date. The actual results reported by the Combined Company in periods following the Merger may differ significantly from these unaudited pro forma condensed combined financial statements for a number of reasons. The unaudited pro forma condensed combined financial statements do not account for the cost of any restructuring activities or synergies resulting from the Merger or other costs relating to the integration of the two companies, or other historical acquisitions that were undertaken by the Company.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and for the nine-month period ended September 30, 2017 and the historical financial statements of CPM for the year ended December 31, 2016 and the nine-month period ended September 30, 2017 contained in this Form 8-K.

EXHIBIT 99.1

FUSE MEDICAL, INC. AND CPM MEDICAL CONSULTANTS, LLC
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

	As of September 30, 2017
	Historical Fuse Medical, Inc.	Historical CPM Medical Consultants, LLC	Pro forma Adjustments		Pro forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$472,246	$389,938	$-		$862,184
Accounts receivables, net	285,463	5,654,656	(110,626)	(a)	5,829,493
Inventories, net	8,493	10,766,172	-		10,774,665
Prepaid expenses and other current assets	24,704	9,946	-		34,650
Total current assets	790,906	16,820,712	(110,626)		17,500,992

Property and equipment, net	2,029	16,944	-		18,973
Security deposit	3,822	-	-		3,822

Total Assets	$796,757	$16,837,656	$(110,626)		$17,523,787

LIABILITES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$172,390	$1,938,145	$(110,626)	(a)	$1,999,909
Accrued expenses and other	95,104	1,119,031	-		1,214,135
Note payable - related parties	150,000	-	-		150,000
Line of credit	-	3,147,600	-		3,147,600
Total current liabilities	417,494	6,204,776	(110,626)		6,511,644

Total Liabilities	417,494	6,204,776	(110,626)		6,511,644

Commitments and contingencies	-	-	-		-

Stockholders' equity:
Preferred stock, $0.01 par value; 20,000,000 shares authorized; no shares issued and outstanding	-	-	-		-
Common stock, $0.01 par value; 100,000,000 shares authorized; 18,215,808 issued and outstanding, respectively	162,158	-	-		162,158
Additional paid-in capital	3,210,560	-	-		3,210,560
Retained (deficit) earnings	(2,993,455)	10,632,880	-		7,639,425
Total Stockholders' equity	379,263	10,632,880	-		11,012,143

Total Liabilities and Stockholders' Equity	$796,757	$16,837,656	$(110,626)		$17,523,787

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

EXHIBIT 99.1

FUSE MEDICAL, INC. AND CPM MEDICAL CONSULTANTS, LLC
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

	Nine-months Ended September 30, 2017
	Historical Fuse Medical, Inc.	Historical CPM Medical Consultants, LLC	Pro forma Adjustments		Pro forma Combined

Net sales	$911,033	$18,305,649	$(312,634)	(a)	$18,904,048
Cost of goods sold	333,119	10,842,739	(312,634)	(a)	10,863,224
Gross profit	577,914	7,462,910	-		8,040,824

Operating expenses:
Selling, general and administrative	645,527	2,152,927	-		2,798,454
Commissions	41,375	4,516,860	-		4,558,235
Loss on disposal of property and equipment	3,365	-	-		3,365
Depreciation	3,237	9,208	-		12,445
Total operating expenses	693,504	6,678,995	-		7,372,499

Operating (loss) income	(115,590)	783,915	-		668,325

Interest expense	20,194	95,997	-		116,191
Extinguishment of debt	(43,308)	-	-		(43,308)

Net (loss) earnings	$(92,476)	$687,918	$-		$595,442

Net (loss) income per common share - basic and diluted	$(0.01)	$-	$-		$0.04

Weighted average number of common shares outstanding - basic and diluted	15,890,808	-	-		15,890,808

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

EXHIBIT 99.1

FUSE MEDICAL, INC. AND CPM MEDICAL CONSULTANTS, LLC
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2016
	Historical Fuse Medical, Inc.	Historical CPM Medical Consultants, LLC	Pro forma Adjustments		Pro forma Combined

Net sales	$567,607	$26,365,376	$(103,578)	(a)	$26,829,405
Cost of goods sold	204,044	11,253,268	(103,578)	(a)	11,353,734
Gross profit	363,563	15,112,108	-		15,475,671

Operating expenses:
Selling, general and administrative	831,537	4,774,591	-		5,606,128
Commissions	8,346	7,105,684	-		7,114,030
Loss on disposal of property and equipment	1,580	-	-		1,580
Depreciation	14,167	18,640	-		32,807
Total operating expenses	855,630	11,898,915	-		12,754,545

Operating (loss) income	(492,067)	3,213,193	-		2,721,126

Interest expense	129,385	133,334	-		262,719
Extinguishment of debt	(35,517)	-	-		(35,517)

Net (loss) earnings	$(585,935)	$3,079,859	$-		$2,493,924

Net (loss) income per common share - basic and diluted	$(0.08)	$-	$-		$0.35

Weighted average number of common shares outstanding - basic and diluted	7,185,890	-	-		7,185,890

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

EXHIBIT 99.1

FUSE MEDICAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Presentation

The unaudited pro forma condensed combined balance sheet, combines the historical consolidated balance sheets of the Combined Company, has been prepared assuming the Merger closed on September 30, 2017. The unaudited pro forma condensed combined statement of operations combines the historical consolidated statements of operations of the Combined Company. The unaudited pro forma condensed combined statement of operations has been prepared assuming the Merger closed on January 1, 2016.

The Company has prepared the unaudited pro forma condensed combined financial statements based on available information using assumptions that it believes are reasonable. These unaudited pro forma condensed combined financial statements are being provided for informational purposes only and do not claim to represent the Company’s actual financial position or results of operations had the Merger occurred on that date specified nor do they project the Company’s results of operations or financial position for any future period or date. The actual results reported by the Combined Company in periods following the Merger may differ significantly from these unaudited pro forma condensed combined financial statements for a number of reasons. The unaudited pro forma condensed combined financial statements do not account for the cost of any restructuring activities or synergies resulting from the Merger or other costs relating to the integration of the two companies, or other historical acquisitions that were undertaken by the Company.

EXHIBIT 99.1

FUSE MEDICAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

2.	Pro Forma Adjustments

(a) The pro forma adjustments included in the unaudited pro forma condensed combined financial statements reflect eliminations of intercompany transactions between the Combined Company.